UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2007

RALCORP HOLDINGS, INC.

(Exact Name of Registrant as specified in Charter)

Missouri (State or other jurisdiction of incorporation)	1-12619 (Commission File Number)	43-1766315 (I.R.S. Employer Identification No.)

800 Market Street, Suite 2900, St. Louis, MO (Address of Principal Executive Offices)	63101 (Zip Code)

Registrant’s telephone number, including area code: (314) 877-7000

___________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Only the items indicated below are covered by this report.

Item 7.01     Regulation FD Disclosure.

On November 15, 2007, Ralcorp Holdings, Inc. (the “Company”) announced a definitive agreement to acquire Kraft Foods Inc.'s Post cereal business in a tax-efficient transaction. A copy of the press release issued by the Company on November 15, 2007 concerning the transaction is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated November 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ralcorp Holdings, Inc.
(Registrant)

By:	/s/ T.G. Granneman
T.G. Granneman
Duly Authorized Signatory and Chief Accounting Officer

Date: November 15, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated November 15, 2007